Prepayments and other current assets (Tables)	12 Months Ended
Dec. 31, 2021
Prepayments and other current assets
Schedule of prepayments and other current assets

	As of December 31,
	2020	2021
	RMB	RMB
Value Added Tax (“VAT”) recoverable	287	65,268
Prepaid selling expenses	16,170	6,507
Prepayments to suppliers	18,825	279,628
Deferred charges	—	27,218
Deposits for rental	7,973	7,725
Prepaid service fees	12,519	14,485
Interest receivable	12,314	39,024
Receivable from depositary bank (a)	—	35,357
Others	6,295	7,447
Prepayments and other current assets, net	74,383	482,659
(a)

In 2021, the Company entered an agreement with depositary bank, which entitled the Company to receive certain amount as reimbursement for certain costs and expenses of depositary fees upon the completion of IPO. RMB35,357 (US$5,546) was recorded as Others, net in the consolidated statements of comprehensive income/(loss) for the year ended December 31, 2021. As of December 31, 2021, the receivable balance was RMB35,357.